SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 8, 2001



                            F2 Broadcast Network Inc.
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Nevada                        0-15435               84-0974303
 ------------------------------- -------------------------- -------------------
  (State or other jurisdiction      (Commission File        (IRS Employer
             of incorporation)                Number)        Identification No.)



           6421 Congress Avenue, Suite 115, Boca Raton, Florida 33487
        --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (561) 241-9711
                                                           --------------



          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

         Press Release. The press release of Registrant dated January 8, 2001, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated into this Item 5 by this reference.


Item 7. Financial Statements And Exhibits.
        ---------------------------------

         (c)      Exhibits

                  Exhibit Number             Exhibit Title

                         99.1                Press Release dated January 8, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 1, 2001                  F2 BROADCAST NETWORK INC.


                                         By:/s/ Howard B. Stern
                                            -----------------------------------
                                                Howard B. Stern, Chief Executive
                                                Officer